Liberty Tax-Exempt Fund
Liberty Tax-Exempt Insured Fund
Liberty High Yield Municipal Fund
Liberty Utilities Fund (Funds)

77L Changes in accounting principals and practices

The Funds have proposed to revoke their ss.171(c) election under the Internal Revenue Code, thus changing their accounting method for premium amortization.

As required, effective December 1, 2001, the Liberty Funds Trust IV has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting all premiums and discounts on debt securities as required for adherence to generally accepted accounting principles. The financial statements and notes to financial statements have been adjusted accordingly for the Liberty Tax-Exempt Fund, Liberty Tax-Exempt Insured Fund, Liberty High Yield Municipal Fund and the Liberty Utilities Fund, which were materially impacted by this change.

Liberty Tax-Exempt Fund
770 Transactions effected pursuant to Rule 10f-3

On December 13, 2001, Liberty Tax-Exempt Fund (Fund) purchased 1,000,000 par value of bonds of Puetro Rico Electric Power Authority (Securities) for a total purchase price of $104,450,000 from Bear, Stearns & Co. Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

      The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; First Union National Bank; ABN Amro Financial Services, Inc.


770 Transactions effected pursuant to Rule 10f-3 cont'd

On December 13, 2001, Liberty Tax-Exempt Fund (Fund) purchased 2,000,000 par value of bonds of Puetro Rico Electric Power Authority (Securities) for a total purchase price of $208,900,000 from Goldman, Sachs & Co. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

      The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; First Union National Bank; ABN Amro Financial Services, Inc.


770 Transactions effected pursuant to Rule 10f-3 cont'd

On December 19, 2001, Liberty Tax-Exempt Fund (Fund) purchased 300,000 par value of bonds of Puerto Rico Public Authority Finance (Securities) for a total purchase price of $319,221 from Morgan, Stanley & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

      The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; First Union National Bank; ABN Amro Financial Services, Inc.

770 Transactions effected pursuant to Rule 10f-3 cont'd

On December 19, 2001, Liberty Tax-Exempt Fund (Fund) purchased 1,200,000 par value of bonds of Puerto Rico Public Authority Finance (Securities) for a total purchase price of $1,276,884 from Goldman, Sachs & Co. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

      The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; First Union National Bank; ABN Amro Financial Services, Inc.


770 Transactions effected pursuant to Rule 10f-3 cont'd

On December 19, 2001, Liberty Tax-Exempt Fund (Fund) purchased 1,200,000 par value of bonds of Puerto Rico Public Authority Finance (Securities) for a total purchase price of $1,276,884 from Merrill Lynch Pierce Fenner & Co. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

      The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; First Union National Bank; ABN Amro Financial Services, Inc.


770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 28,2002, Liberty Tax-Exempt Fund (Fund) purchased 1,400,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase price of $1,547,308 from Bear Stearns & Co. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

      The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers;
First Union National Bank; ABN Amro Financial Services, Inc.; Banc of America Securities LLC

770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 28,2002, Liberty Tax-Exempt Fund (Fund) purchased 1,400,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase price of $1,547,308 from Bank America pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

      The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers;
First Union National Bank; ABN Amro Financial Services, Inc.; Banc of America Securities LLC


770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 28,2002, Liberty Tax-Exempt Fund (Fund) purchased 1,400,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase price of $1,547,308 from Merrill, Lynch, Pierce, Fenner & Co. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

      The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers;
First Union National Bank; ABN Amro Financial Services, Inc.; Banc of America Securities LLC


770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 28,2002, Liberty Tax-Exempt Fund (Fund) purchased 1,400,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase price of $1,547,308 from Paine Webber, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers;
First Union National Bank; ABN Amro Financial Services, Inc.; Banc of America Securities LLC


770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 28,2002, Liberty Tax-Exempt Fund (Fund) purchased 1,400,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase price of $1,547,308 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers;
First Union National Bank; ABN Amro Financial Services, Inc.; Banc of America Securities LLC


770 Transactions effected pursuant to Rule 10f-3 cont'd

On January 28,2002, Liberty Tax-Exempt Fund (Fund) purchased 3,000,000 par value of bonds of Puerto Rico Highway and Transportation Authority (Securities) for a total purchase price of $1,547,308 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers;
First Union National Bank; ABN Amro Financial Services, Inc.; Banc of America Securities LLC


770 Transactions effected pursuant to Rule 10f-3 cont'd

On December 12, 2001, Liberty Tax-Exempt Insured Fund (Fund) purchased 421,000 par value of bonds of New Jersey Transportation Trust Fund Authority (Securities) for a total purchase price of $448,474 from First Albany Corp. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber Inc.; Merrill Lynch & Co.; A.G. Edwards & Sons, Inc.; First Albany Corporation; J.P. Morgan & Co.; Raymond James & Associates, Inc.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; PNC Capital Markets; Ryan, Beck & Co; SWS Securities, Inc.; Tucker Anthony; Commerce Capital Markets, Inc.; Goldman Sachs & Co.; Powell Capital Markets, Inc. First Union National Bank;


770 Transactions effected pursuant to Rule 10f-3 cont'd

On December 12, 2001, Liberty Tax-Exempt Insured Fund (Fund) purchased 421,000 par value of bonds of New Jersey Transportation Trust Fund Authority (Securities) for a total purchase of $448,474 from Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber Inc.; Merrill Lynch & Co.; A.G. Edwards & Sons, Inc.; First Albany Corporation; J.P. Morgan & Co.; Raymond James & Associates, Inc.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; PNC Capital Markets; Ryan, Beck & Co; SWS Securities, Inc.; Tucker Anthony; Commerce Capital Markets, Inc.; Goldman Sachs & Co.; Powell Capital Markets, Inc. First Union National Bank.


770 Transactions effected pursuant to Rule 10f-3 cont'd

On December 12, 2001, Liberty Tax-Exempt Insured Fund (Fund) purchased 843,000 par value of bonds of New Jersey Transportation Trust Fund Authority (Securities) for a total purchase of $898,014 from PaineWebber Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber Inc.; Merrill Lynch & Co.; A.G. Edwards & Sons, Inc.; First Albany Corporation; J.P. Morgan & Co.; Raymond James & Associates, Inc.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; PNC Capital Markets; Ryan, Beck & Co; SWS Securities, Inc.; Tucker Anthony; Commerce Capital Markets, Inc.; Goldman Sachs & Co.; Powell Capital Markets, Inc. First Union National Bank;